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                                                                    Exhibit 10.5

                            CONFIRMATORY AGREEMENT
                            ----------------------


     THIS CONFIRMATORY AGREEMENT (this "Agreement") is made as of the 1st day of
                                        ---------
August, 2000, by and among, the undersigned.

     WHEREAS, Ashton Technology Group, Inc. ("Ashton") is named as subtenant
                                              ------
under a certain Sublease Agreement dated as of August l' 2000 (the "Sublease")
                                                                    --------
with Electronic Data Systems Corporation, as sublandlord (the "Sublandlord"),
                                                               -----------
pertaining to certain space on the 22nd floor of the building located at 280 Trumbull Street, Hartford, Connecticut and owned by Cambridge One Commercial Plaza, LLC (the "Master Landlord");
                 ---------------

     WHEREAS, Ashton and Electronic Market Center, Inc. ("EMC") are affiliated companies and it was intended by such parties that EMC would be the subtenant under the Sublease;

     WHEREAS, with the consent of the Sublandlord and the Master Landlord, the parties hereto desire to confirm that EMC is and shall be the subtenant under the Sublease;

     WHEREAS, the Sublandlord, Ashton and EMC desire to confirm other matters under the Sublease as hereinafter set forth;

     NOW, THEREFORE, the parties agree to the following:

     1.   Identity of Subtenant.  The subtenant under the Sublease is and shall
          ---------------------
be EMC (in such capacity, "Subtenant"). In furtherance thereof, EMC hereby
                           ---------
ratifies and reaffirms, and agrees to be bound in all respects by, each of the terms, conditions, covenants and obligations of subtenant under the Sublease. Ashton hereby assigns and transfers to EMC any rights, interests, powers, and privileges of Ashton under the Sublease and Ashton shall not be bound as the subtenant thereunder.

     2.   Operating Expenses.  The parties to the Sublease hereby acknowledge
          -------------------
and agree that the Subtenant's Base Rent under the Sublease was intended to be net of electric charges with a Base Year of calendar year 2000 with respect to Operating Expenses. Therefore, Paragraph 3 of the Sublease is revised to delete the exclusion of Article 4 of the Master Lease, and Subtenant shall pay any increase in Operating Expenses over the Base Year amount of Operating Expenses.

     3.   Reaffirmation.  Except as set forth above, the Sublease shall remain
          -------------
and continue in full force and effect.

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     4.   Consent of Master Landlord. Master Landlord consents to the foregoing
          --------------------------
subject to all of the terms and limitations of a certain "Consent of Landlord to Sublease" dated as of August 14, 2000, between Master Landlord and Sublandlord.


     Witnesses:                              ASHTON TECHNOLOGY GROUP, INC.


                                             /s/ Mark I. Salvacion
     _______________________________         -------------------------------
     Name:                                   Name: Mark I. Salvacion
                                             Its Secretary


     Name:
     _______________________________



                                             ELECTRONIC MARKET CENTER, INC.


                                             /s/ Matthew Saltzman
     _______________________________         -------------------------------
     Name:                                   Matthew Saltzman
                                             Its President


     Name:
     _______________________________


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     CONSENTED AND AGREED TO:


                                             ELECTRONIC DATA SYSTEMS
                                               CORPORATION


                                             /s/ Daniel F. Busch
     _______________________________         ----------------------------------
     Name:                                   Name: Daniel F. Busch
                                             Director of Real Estate


     _______________________________
     Name:


                                             CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                                             By: One Commercial Management, LLC
                                                 Its Managing Member

                                             By: Levstone Commercial Management
                                                 Corp.
                                                 Its Manager

                                             By:  /s/ Mark R. Stone
     _______________________________            -------------------------------
     Name:                                   Name: Mark R. Stone
                                             Its Vice President


     _______________________________
     Name:

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